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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 23, 1997


                          THE BOEING COMPANY
        (Exact name of registrant as specified in its charter)



        DELAWARE                      1-442                 91-0425694
(State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                    Identification No.)


                     7755 East Marginal Way South
                          Seattle, Washington
               (address of principal executive offices)



Registrant's telephone number, including area code:  (206) 655-2121

                                  N/A
     (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

          On July 23, 1997, the proposed merger between a subsidiary of The Boeing Company and McDonnell Douglas
Corporation received a positive opinion from the European
Commission, following the acceptance by The Boeing Company of certain conditions designed to address the European
Commission's concerns regarding the merger.

          A copy of the press release issued by The Boeing
Company on July 23, 1997 with respect to the receipt of the European Commission's positive opinion is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired:

          Not applicable.

          (b) Pro forma financial information:

          Not applicable.

          (c) Exhibits:



    EXHIBIT
      NO.                         DESCRIPTION

     99.1     Press Release issued by The Boeing Company on July 23, 1997.


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                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 23, 1997          THE BOEING COMPANY



                              By:  /s/Theodore J. Collins
                                 -----------------------------
                                 Senior Vice President and
                                 General Counsel


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                        EXHIBIT INDEX


          The following exhibits are filed herewith:


   EXHIBIT
     NO.                     DESCRIPTION

    99.1     Press Release issued by The Boeing Company on July 23, 1997.